                                    FORM 8-K




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report: April 15, 2004 Commission File Number 0-4539


                             TRANS-INDUSTRIES, INC.

             (Exact name of registrant as specified in its charter)



                Delaware                                     13-2598139
    (State or other jurisdiction of                       (I.R.S. Employer
     incorporation or organization)                    Identification Number)

2637 S. Adams Road, Rochester Hills, MI                        48309
(Address of principal executive offices)                     (Zip Code)


                                 (248) 852-1990
              (Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

C.       Exhibits.

      No.      Description
      ---      -----------

      99.1     Press Release dated April 14, 2004

Item 9. Regulation FD Disclosure

        The following information required to be disclosed pursuant to Item 12 "Results of Operation and Financial Condition" is being furnished under Item 9 "Regulation FD Disclosure" and Item 12 "Results of Operation and Financial Condition" in accordance with the Securities and Exchange Commission's Final Rule Release No. 33-8216.

        On April 14, 2004, Trans-Industries, Inc. issued a press release announcing its financial results for the fourth quarter and year ending December 31, 2003. Attached hereto and incorporated by reference is the press release relating to such announcement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Trans-Industries, Inc.
                                                   (Registrant)

April 14, 2004                                     /s/ Kai Kosanke
                                                   ---------------------------
                                                       Kai Kosanke
                                                       Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number                     Description
------                     -----------

99.1                       Press release dated April 14, 2004.